EXHIBIT 10(e)



                   BANKAMERICA SUPPLEMENTAL RETIREMENT PLAN
                   ----------------------------------------

               (As amended and restated effective April 1, 1996)

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I - NAME AND PURPOSE.................................... 1
        1.1   Name.............................................. 1
        1.2   Purpose........................................... 1
        1.3   Participating Employers........................... 1
        1.4   Status Under ERISA................................ 1
        1.5   Status Under P.L. 104-95.......................... 1

ARTICLE II - DEFINITIONS........................................ 3
        2.1   401(k) Investment Plan............................ 3
        2.2   Administrative Committee.......................... 3
        2.3   BAC Deferred Compensation Plan.................... 3
        2.4   Contributing Employee............................. 3
        2.5   Employee.......................................... 3
        2.6   Employer.......................................... 3
        2.7   Employment........................................ 4
        2.8   Internal Revenue Code............................. 4
        2.9   Matching Employer Contribution.................... 4
        2.10  Participant....................................... 4
        2.11  Participant Contributions......................... 4
        2.12  Participating Employee............................ 4
        2.13  Participating Employer............................ 4
        2.14  Pension Plan...................................... 4
        2.15  Plan Year......................................... 4
        2.16  Prior Plan........................................ 4
        2.17  Qualified Earnings................................ 4
        2.18  Service Center.................................... 4
        2.19  Supplemental Earnings............................. 5
        2.20  Supplemental Plan................................. 5

ARTICLE III - SUPPLEMENTAL 401(k) INVESTMENT PLAN BENEFITS...... 6
        3.1   Supplemental 401(k) Investment Plan Account....... 6
        3.2   Benefits on Supplemental Earnings................. 6
        3.3   Benefits if Participation is Restricted........... 6
        3.4   Benefits Based on Deferred Compensation........... 7
        3.5   Supplemental Plans which have merged with this
              plan.............................................. 8
        3.6   Benefits In Excess of 415 Dollar Limit............ 8
        3.7   Interest.......................................... 9
        3.8   Vesting........................................... 9

ARTICLE IV - SUPPLEMENTAL PENSION PLAN BENEFITS................. 10
        4.1   Supplemental Pension Plan Account................. 10
        4.2   Benefits Based on Supplemental Earnings........... 10
        4.3   Benefits Based on Deferred Compensation........... 10
        4.4   Supplemental Benefits Attributable to BankAmerican
              Retirement Plan................................... 11
        4.5   Supplemental Plans which have merged with this
              plan.............................................. 11
        4.6   Benefits in Excess of 415 Dollar Limits........... 13
        4.7   Interest.......................................... 13

        4.8   Vesting........................................... 13

ARTICLE V - PAYMENT OF BENEFITS AFTER EMPLOYMENT ENDS........... 15
        5.1   Form of Payment................................... 15
        5.2   Vested balance less than $10,000.................. 15
        5.3   Vested balance $10,000 or more.................... 15
        5.4   Benefit Payment Election.......................... 16
        5.5   Reemployed Employees.............................. 17
        5.6   Beneficiary Designation........................... 17
        5.7   Withholding Taxes................................. 19
        5.8   Transition Provisions............................. 19

ARTICLE VI - PLAN OPERATION, AMENDMENTS  AND ADMINISTRATION..... 21
        6.1   Amendment and Termination......................... 21
        6.2   Plan Administrator................................ 21
        6.3   Powers and Duties of Administrative Committee..... 21
        6.4   Reliance Upon Information......................... 22
        6.5   Action by Administrative Committee................ 22

ARTICLE VII - CLAIMS FOR BENEFITS............................... 24
        7.1   Claims Procedure.................................. 24
        7.2   Appeal and Review Procedure....................... 25
        7.3   Exhaustion of Remedies............................ 26

ARTICLE VIII - GENERAL PROVISIONS............................... 28
        8.1   Cost.............................................. 28
        8.2   Unfunded Bookkeeping Accounts..................... 28
        8.3   Prohibition on Alienation......................... 28
        8.4   Not a Contract of Employment...................... 28
        8.5   Headings Not to Control........................... 28
        8.6   Separability of Plan Provisions................... 29
        8.7   Applicable Law.................................... 29
        8.8   Entire Plan....................................... 29


                                   ARTICLE I
                                   ---------
                               NAME AND PURPOSE
                               ----------------


         1.1  Name.  This document shall be known as the BankAmerica
              ----
Supplemental Retirement Plan (the "Supplemental Plan"). Effective April 1, 1996, this Supplemental Plan document constitutes an amendment to and restatement of the Supplemental CareerAccounts Plan ("Prior Plan") which was established effective January 1, 1985 and was amended from time to time thereafter.

         1.2  Purpose.  The purpose of the Supplemental Plan is to provide
              -------
retirement benefits which supplement benefits from the BankAmerica Pension Plan (the "Pension Plan") and the BankAmerica 401(k) Investment Plan (the "401(k) investment Plan"), tax-qualified employee benefit plans sponsored by BankAmerica Corporation for its participating subsidiaries and affiliates.

         1.3  Participating Employers.  The Supplemental Plan is established by
              -----------------------
BankAmerica Corporation. Employees of BankAmerica Corporation and any of its subsidiaries and affiliates which are participating employers in the Pension Plan and 401(k) Investment Plan are eligible to participate in the Supplemental Plan.

         1.4  Status Under ERISA.  The Plan is unfunded.  Sections 3.6 and 4.5
              ------------------
are maintained for the purpose of providing benefits to employees in excess of the limitations on contributions and benefits under Section 415 of the Internal Revenue Code. The other benefit provisions are maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

         1.5  Status Under P.L. 104-95.  For purposes of Section
              ------------------------

114 (entitled "Limitation on State Income Taxation of Certain Pension Income") of Pub. Law 104-95 (enacted January 10, 1996), Article III and Section 4.2, 4.3 and 4.6 of Article IV are intended to constitute plans, programs or arrangements maintained solely for the purpose of providing retirement benefits for Employees in excess of the limitations imposed by one or more of sections 401(a)(17), 401(k), 401(m), 402(g), 403(b), 408(k), or 415 of the Internal Revenue Code or any other limitation on contributions or benefits in the Internal Revenue Code on plans to which any of such sections apply. Benefits provided under Sections
4.4 and 4.5 are also intended to constitute such plans, programs or arrangements to the extent benefits provided under such sections satisfy the requirements in the preceding sentence.

                                  ARTICLE II
                                  ----------
                                  DEFINITIONS
                                  -----------


         The following terms when used herein shall have the meaning set forth below, if capitalized. Unless the context clearly indicates otherwise, words in the masculine, feminine or neuter gender include the other genders and the singular includes the plural and vice versa.

         2.1  "401(k) Investment Plan" means the BankAmerica 401(k) Investment
               ----------------------
Plan, as amended from time to time. This plan was named the BankAmerishare Plan prior to January 1, 1996.

         2.2  "Administrative Committee" means the BankAmerica Corporation
               ------------------------
Employee Benefits Administrative Committee, consisting of senior officers of Participating Employers who shall be appointed initially by and serve at the pleasure of the Board of Directors of BankAmerica Corporation.

         2.3  "BAC Deferred Compensation Plan" means the BankAmerica Corporation
               ------------------------------
Deferred Compensation Plan, as amended from time to time.

         2.4  "Contributing Employee" is defined under the 401(k) Investment
               ---------------------
Plan.
         2.5  "Employee" means a common-law employee of an Employer.
               --------

         2.6  "Employer" means BankAmerica Corporation or any other corporation
               --------
which is a member of the controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code without regard to Section 1563(a)(4) and 1563(e)(3)(C)) of which BankAmerica Corporation is a member, but only after the date such corporation becomes a member of the

BankAmerica Corporation controlled group of corporations.

         2.7  "Employment" means employment with an Employer.
               ----------

         2.8  "Internal Revenue Code" means the Internal Revenue Code of 1986,
               ---------------------
as amended from time to time.

         2.9  "Matching Employer Contribution" is defined under the 401(k)
               ------------------------------
Investment Plan.

         2.10 "Participant" means an Employee who has an account balance for
               -----------
either the supplemental 401(k) Investment Plan benefits in Article III or supplemental Pension Plan benefits in Article IV.

         2.11 "Participant Contributions" is defined in the 401(k) Investment
               -------------------------
Plan.
         2.12 "Participating Employee" is defined in the Pension Plan.
               ----------------------

         2.13 "Participating Employer" means BankAmerica Corporation and such
               ----------------------
subsidiaries and affiliated corporations of BankAmerica Corporation which shall participate in this Plan with the approval of BankAmerica Corporation.

         2.14 "Pension Plan" means the BankAmerica Pension Plan, as amended from
               ------------
time to time. This plan was named the BankAmeraccount Plan prior to January 1, 1996 and the BankAmerican Retirement Plan prior to July 1, 1985.

         2.15 "Plan Year" means the calendar year.
               ---------

         2.16 "Prior Plan" means the Supplemental CareerAccounts Plan as in
               ----------
effect on March 31, 1996.

         2.17 "Qualified Earnings" is defined in the Pension Plan and 401(k)
               ------------------
Investment Plan.

         2.18 "Service Center" means the BankAmerica Retirement
               --------------

Plans Service Center, which is the department of Bank of America NT&SA or third party designated by the Administrative Committee to provide day-to-day administrative services under the Plan.

         2.19 "Supplemental Earnings" means compensation which, but for the
               ---------------------
$150,000 annual compensation limit in Section 401(a)(17) of the Internal Revenue Code, would constitute Qualified Earnings.

         2.20 "Supplemental Plan" means the BankAmerica Supplemental Retirement
               -----------------
Plan, as set forth herein, and as amended from time to time.

                                  ARTICLE III
                                  -----------
                 SUPPLEMENTAL 401(k) INVESTMENT PLAN BENEFITS
                 --------------------------------------------



         3.1  Supplemental 401(k) Investment Plan Account.  An unfunded
              -------------------------------------------
bookkeeping account shall be established for each Participant who has earned supplemental 401(k) Investment Plan benefits. The account shall be credited with all supplemental 401(k) Investment Plan benefits credited under the Prior Plan as of March 31, 1996, any amounts credited under Section 3.5, plus all amounts credited under this Article after that date.

         3.2  Benefits on Supplemental Earnings.  If a Contributing Employee to
              ---------------------------------
the 401(k) Investment Plan has Supplemental Earnings for a Plan Year, an amount equal to the additional Matching Employer Contributions the Contributing Employee would have received in the 401(k) Investment Plan with respect to such Supplemental Earnings, calculated as if there was no annual dollar limit on Qualified Earnings (or other limit on contributions), shall be credited to the Participant's account under this Article. For purposes of the preceding sentence, the Contributing Employee shall be assumed to have made Participant Contributions with respect to Supplemental Earnings at the actual rate of Participant Contributions in effect in the 401(k) Investment Plan when the annual dollar limit on Qualified Earnings was reached.

         3.3  Benefits if Participation is Restricted.  This section shall apply
              ---------------------------------------
if a Contributing Employee in the 401(k) Investment Plan does not receive a full Matching Employer Contribution in the 401(k) Investment Plan for any month because the participation of the Contributing Employee is restricted in order to enable the 401(k) Investment Plan to meet the rules under Internal Revenue Code (S)(S)401(k) or (m) or similar rules limiting benefits for highly compensated Employees. If this section is applicable, an amount equal to the additional Matching Employer Contributions the Contributing Employee would have received in the 401(k) Investment Plan if he or she been allowed to fully contribute for that month shall be credited to the Participant's account under this Article. For purposes of the preceding sentence, the actual rate of Participant Contributions in effect prior to any required reduction shall be used.

         3.4  Benefits Based on Deferred Compensation.  This Section shall apply
              ---------------------------------------
if a Contributing Employee in the 401(k) Investment Plan defers the receipt of compensation under the BAC Deferred Compensation Plan, which compensation would have been Qualified Earnings or Supplemental Earnings had it not been deferred.

          (a) If a Contributing Employee defers compensation under the BAC Deferred Compensation Plan on or after January 1, 1992, an amount equal to the additional Matching Employer Contributions the Contributing Employee could have received in the 401(k) Investment Plan with respect to such deferred compensation, calculated as if there was no annual dollar limit on Qualified Earnings (or other limit on benefit accruals), shall be credited to the Participant's account under this Article. For purposes of the preceding sentence, the most recent rate of Participant Contributions on record at the time the deferred compensation would have been paid shall be used.

          (b) Amounts deferred under the Annual Management

Incentive Plan and BAC Deferred Compensation Plan between October 1, 1985 and December 31, 1992, including accumulated interest, were treated as Supplemental Earnings as of December 31, 1991.

         3.5  Supplemental Plans which have merged with this plan
              ---------------------------------------------------

          (a) Supplemental amounts credited under the Security Pacific Thrift Plus Supplemental Plan as of December 31, 1992 shall be credited to the account of the Participant under this Article.

          (b) Supplemental amounts credited under the Seafirst Corporation Supplemental Employee Matched Savings Plan as of March 31, 1996 shall be credited to the account of the Participant under this Article.

         3.6  Benefits In Excess of 415 Dollar Limit.  This section shall apply
              --------------------------------------
if a Participant does not receive a full Matching Employer Contribution for any month of participation in the 401(k) Investment Plan on account of the dollar limitation on maximum annual contributions under Section 415(c)(1)(A) of the Internal Revenue Code. If this section is applicable, an amount shall be credited to the Participant's account equal to (a) the amount of Matching Employer Contributions the Contributing Employee would have received in the 401(k) Investment Plan for each month of participation if the dollar limitation on maximum annual contributions did not apply, less (b) the actual amount of Matching Employer Contributions received by the Participant in the 401(k) Investment Plan for that month. The Participant's actual rate of Participant Contributions to the 401(k) Investment Plan for each month of participation shall be used to calculate Matching Employer Contributions under (a) in the preceding sentence.

         3.7  Interest.  The amounts credited to a Participant's account under
              --------
this Article shall be increased each month by an interest factor. During a Participant's Employment, the interest factor shall be equal to the monthly interest rate for the Income Accumulation fund in the 401(k) Investment Plan. For any month in which the Participant is not credited with a month of Covered Service, the interest factor shall be equal to the monthly interest factor for pay-based credits in effect from time to time for the Pension Plan.

         3.8  Vesting.  The benefits provided under this article shall be fully
              -------
vested and nonforfeitable at all times.

                                  ARTICLE IV
                                  ----------
                      SUPPLEMENTAL PENSION PLAN BENEFITS
                      ----------------------------------


         4.1  Supplemental Pension Plan Account.  An unfunded bookkeeping
              ---------------------------------
account or accounts shall be established for each Participant who has earned supplemental Pension Plan benefits. The accounts shall be credited with all supplemental Pension Plan benefits credited under the Prior Plan as of March 31, 1996, any amounts credited under Section 4.5, plus all amounts credited under this Article.

         4.2  Benefits Based on Supplemental Earnings.  If a Participating
              ---------------------------------------
Employee in the pension plan has Supplemental Earnings for a Plan Year, an amount equal to the additional pay-based credits the Participating Employee would have received in the Pension Plan with respect to such Supplemental Earnings, calculated as if there was no annual dollar limit on Qualified Earnings (or other limit on benefit accruals), shall be credited to the Participant's account under this Article.

         4.3  Benefits Based on Deferred Compensation.  This Section shall apply
              ---------------------------------------
if a Participating Employee in the Pension Plan defers the receipt of compensation under the BAC Deferred Compensation Plan, which compensation would have been Qualified Earnings or Supplemental Earnings had it not been deferred.

              (a) If a Participating Employee defers compensation under the BAC Deferred Compensation Plan on or after January 1, 1992, an amount equal to the pay-based credits the Participating Employee would have received had such compensation not been deferred shall be credited to the Participant's account under this Article.

              (b) Amounts deferred under the BankAmerica Corporation Annual Management Incentive Plan and BAC Deferred Compensation Plan between October 1, 1985 and December 31, 1992, including accumulated interest, were treated as Supplemental Earnings as of December 31, 1991.

         4.4  Supplemental Benefits Attributable to BankAmerican Retirement
              -------------------------------------------------------------
Plan. Supplemental amounts credited under the Supplemental BankAmerican
- ----
Retirement Plan as of June 30, 1985 were converted into a conversion balance, in the same manner as benefits under the BankAmerican Retirement Plan were converted into an conversion balance under the Pension Plan, and credited to an account for the Participant under this Article. If the Participant qualifies for grandfathered benefits and/or early retirement subsidies under the Pension Plan which increase the value of the benefits attributable to the BankAmerican Retirement Plan, similar adjustments shall be made to the value of the Participant's supplemental benefits under this section.

         4.5  Supplemental Plans which have merged with this plan
              ---------------------------------------------------

              (a) Supplemental amounts credited under the Security Pacific Supplemental Retirement Plan as of December 31, 1992 based on compensation in excess of the $150,000 compensation limit in Internal Revenue Code Section 401(a)(17) shall be converted into a conversion balance, in the same manner as benefits under the Security Pacific Trusteed Retirement Income Plan ("SPTRIP") were converted into an conversion balance under the Pension Plan, and credited to an account for the Participant under this Article. If the Participant qualifies for early retirement subsidies under the Pension Plan which increase the value of the benefits attributable to the SPTRIP, similar adjustments shall be made to the value of the Participant's "rule of $50,000" benefits under Article Three of the Security Pacific Supplemental Retirement Plan and the Participant shall receive the greater of the conversion balance or the value of the adjusted benefits.

          (b) Supplemental amounts credited under the Continental Supplemental Pension Program as of December 31, 1994 shall be converted into a conversion balance, in the same manner as benefits under the Continental Employees Pension Plan ("Continental Pension Plan") were converted into an conversion balance under the Pension Plan, and credited to an account for the Participant under this Article. If the Participant qualifies for enhanced benefits and/or early retirement subsidies under the Pension Plan which increase the value of the benefits attributable to the Continental Pension Plan, similar adjustments shall be made to the value of the Participant's supplemental benefits under this section and the Participant shall receive the greater of the conversion balance or the value of the adjusted benefits.

          (c) Supplemental amounts credited under the Seafirst Corporation Supplemental Retirement Plan as of March 31, 1996 shall be converted into a conversion balance, in the same manner as benefits under the Seafirst Corporation Retirement Plan ("Seafirst Pension Plan") were converted into an conversion balance under the Pension Plan, and credited to an account for the Participant's account under this Article. If the Participant qualifies for enhanced benefits and/or early retirement subsidies under the Pension Plan which increase the value of the benefits attributable to the Seafirst Pension Plan, similar adjustments shall be made to the value of the Participant's supplemental benefits under this section and the Participant shall receive the greater of the conversion balance or the value of the adjusted benefits.

         4.6  Benefits in Excess of 415 Dollar Limits.
              ---------------------------------------

          (a) This Section shall apply if the benefits of a Participating Employee in the Pension Plan are reduced on account of the dollar limitation on maximum annual benefits under Section 415(b)(1)(A) of the Internal Revenue Code.

          (b) The Plan shall pay the Participant an amount, if any, equal to (1) the benefit which would be payable to a Participant under the Pension Plan if the limitations on maximum annual benefits did not apply, less (2) the benefit actually payable to the Participant under the Pension Plan.

         4.7  Interest.
              --------

          (a) The amounts credited to the Participant's account under this Article shall be increased each month by an interest factor equal to the monthly interest factor for pay-based credits in effect from time to time for the Pension Plan. Any supplemental conversion balance shall be credited with the same interest rate the Participant receives under the Pension Plan for his or her conversion balance.

         4.8  Vesting.
              -------

          (a) The Participant shall be vested in the benefits provided under this Article to the same extent the Participant is vested under the Pension Plan for similar benefits.

                                   ARTICLE V
                                   ---------
                   PAYMENT OF BENEFITS AFTER EMPLOYMENT ENDS
                   -----------------------------------------


         5.1  Form of Payment.  The amounts credited to a Participant's accounts
              ---------------
under the Supplemental Plan shall be payable in cash as provided in this Article.

         5.2  Vested balance less than $10,000.  If the total of the vested
              --------------------------------
amounts credited to a Participant's accounts under Articles III and IV is less than $10,000, all benefits shall be paid to the Participant in a single cash payment within 90 days of the date Employment ends.

         5.3  Vested balance $10,000 or more.  If the total of the vested
              ------------------------------
amounts credited to a Participant's accounts under Articles III and IV is $10,000 or more and Employment ends on or after April 1, 1997, all benefits shall be paid to the Participant as follows:

             (a) If the Participant has a benefit payment election in effect when Employment ends, as provided in Section 5.4(b), the Participant's benefits under the Supplemental Plan shall be paid in accordance with such benefit payment election.

             (b) If the Participant does not have a benefit payment election in effect when Employment ends, the Participant's benefits under the Supplemental Plan shall be paid in five annual installments commencing in the calendar year after the Participant attains age 65, with each payment made within the first 60 days of such calendar year. Each payment shall be equal to (a) the sum of the accounts maintained for the Participant under Article III and IV, multiplied by
(b) a fraction, the numerator of which is one and the denominator is the number of installments remaining, including the current year's payments.

         5.4  Benefit Payment Election.  If the total of the amounts credited to
              ------------------------
a Participant's accounts under Articles III and IV is $10,000 or more (or has a current value of $10,000 or more based on early retirement adjustments for early retirement subsidiaries the Participant currently qualifies for), the Participant may submit a benefit payment election form specifying how all vested benefits under the Supplemental Plan shall be paid if Employment ends on or after April 1, 1997, provided the amount of vested benefits exceeds $10,000 at time of payment.

              (a) The Participant may elect one of the following forms of payment on the benefit payment election form:

                  (1) A single payment. The payment shall be made within 90 days of the date Employment ends, or within the first 60 days of any subsequent calendar year specified by the Participant.

                  (2) Ten or fewer annual installment payments. The installment payments shall commence in any calendar year specified by the Participant after the calendar year in which Employment ends, with each payment made within the first 60 days of such calendar year. Each payment shall be equal to (i) the sum of the accounts maintained for the Participant under Article III and IV, multiplied by (ii) a fraction, the numerator of which is one and the denominator is the number of installments remaining, including the current year's payment.

                  (3) Monthly level annuity payments. The payments shall commence within 90 days of the date Employment ends, or January of in any subsequent calendar year specified by the Participant, with each payment made by the end of the month. The Participant may elect a single life level annuity, or a joint and 50%, 75% or 100% survivor annuity with the spouse to whom the Participant is married on the annuity starting date. If the Participant elects a joint and survivor level annuity but is not married on the annuity starting date, the Participant shall receive a single life level annuity. The level annuity shall contain the 5 year certain feature described in Section 3.3(c) of the Pension Plan. The amount of level annuity shall be calculated under Section 3.3(b) of the Pension Plan, based on the Level Annuity Interest rate in effect on the annuity starting date and the joint annuitant factors in Section 3.3(c) of the Pension Plan.

         (b) Each benefit payment election shall become effective on the one year anniversary of the date the election is received by the Service Center, provided the Participant has remained continuously employed by an Employer until that date. If the Participant has previously submitted an election form, the Participant may not submit a new benefit payment election until his or her prior election has become effective. In addition, the Administrative Committee reserves the right to reject a new benefit payment election if it results in a significant acceleration of payments over the prior election.

         5.5  Reemployed Employees.  If a former Employee is reemployed by an
              --------------------
Employer, any annuity or installment then being paid under the Supplemental Plan shall continue.

         5.6  Beneficiary Designation.
              -----------------------

          (a) A participant may designate any person or persons, including a trust, as his or her beneficiary or contingent beneficiary to receive his or her unpaid benefits under the Supplemental Plan in the event of the Participant's death. Any such designation shall be made by filing the Supplemental Plan form designated for that purpose with the Service Center. The Participant may change or cancel his or her beneficiary designation at any time prior to death without the consent of any designated beneficiary.

          (b) The Participant shall designate on his or her benefit payment election that any benefits under the Supplemental Plan unpaid at the time of the Participant's death shall be paid in accordance with one of the following options:
               (1) In a single payment within 90 days of the date of death.

               (2) In a single payment within the first 60 days of the calendar year immediately following the calendar year in which the death occurs.

               (3) In three approximately equal payments, each made within the first 60 days of the three calendar years immediately following the calendar year in which the death occurs.

          (c) If no beneficiary has been designated by the Participant, or if no beneficiary is alive at the date of the Participant's death, payment shall be made to the Participant's estate. If no death benefit payment election is in effect at the date of the Participant's death, payment shall be made in a single payment within 90 days of the date of death. If payment is made to a beneficiary or the Participant's estate under the 5 year certain feature of a level annuity election, payment shall be made within 90 days of death of the Participant or joint annuitant (if applicable), whichever occurs later.

         5.7  Withholding Taxes.  The Participating Employers shall have the
              -----------------
right to deduct from payments under the Supplemental Plan any and all taxes required to be collected under federal, state or local law.

         5.8  Transition Provisions.
              ---------------------

              (a) If the total of the vested amounts credited to a Participant's accounts under Articles III and IV is $10,000 or more and Employment ends on or before March 31, 1997, the amounts credited to a Participant's account shall be payable to the Participant in a single payment within 90 days of the date Employment ends, unless prior to termination of Employment, the Participant elects one of the following payment options, which election must be approved by the Administrative Committee:

                   (1) Ten or fewer equal annual installments.


                   (2) Monthly level annuity payments calculated by using the applicable Pension Plan level annuity conversion factors.

         (b) If a Participant submitted a benefit payment election form prior to June 15, 1996, the Participant may submit a replacement benefit payment election form prior to August 1, 1996 which will have the same effective date as the first election would have had.

         (c) If a Participant had amounts credited under the Seafirst Corporation Supplemental Retirement Plan or Supplemental Employee Matched Savings Plan as of March 31, 1996 and if

Employment ends prior to July 1, 1997: (1) the procedure in Section 5.8(a) shall be applicable even if the sum of the Participant's accounts is less than $10,000, and (2) if a Participant does not have a benefit payment election in effect when Employment ends, the Participant may make a written request for an alternative form of distribution under the procedure in Section 5.8(a) instead of the default provisions in Section 5.3(b), provided that such written request is submitted prior to the Participant's termination of Employment.

                                  ARTICLE VI
                                  ----------
                PLAN OPERATION, AMENDMENTS  AND ADMINISTRATION
                ----------------------------------------------


         6.1  Amendment and Termination.  BankAmerica Corporation is the "plan
              -------------------------
sponsor" of the Supplemental Plan as that term is defined in ERISA. BankAmerica Corporation may amend or modify the Supplemental Plan in whole or in part at any time by a written instrument executed by an officer designated by the Board of Directors of BankAmerica Corporation. BankAmerica Corporation may terminate the Plan by action of its Board of Directors. No such amendment, modification or termination shall reduce the amount credited to a Participant's accounts as of the date of such action. Upon Plan termination, all amounts credited to Participant's accounts shall be paid to such Participants in a single payment within 120 days.

         6.2  Plan Administrator.  The Administrative Committee is the plan
              ------------------
administrator as that term is defined in ERISA. The Administrative Committee is also the named fiduciary, as that term is defined in ERISA, of the Supplemental Plan having discretionary authority to control and manage the operation and administration of the Supplemental Plan.

         6.3  Powers and Duties of Administrative Committee.
              ---------------------------------------------

              (a) The Administrative Committee shall have discretionary authority to determine eligibility for benefits and to construe the terms of the Supplemental Plan. The Administrative Committee shall have such other discretionary authority as may be necessary to enable it to discharge its responsibilities under the Supplemental Plan as administrator and named fiduciary, including, but not limited to, the power:

                        (1) To review appeals by Participants under Article
VIII.

                        (2) To appoint or employ one or more persons to assist in the administration of the Supplemental Plan.

                        (3) To adopt such rules as it deems appropriate for the administration of the Supplemental Plan.

                        (4) To prescribe procedures to be followed by Participants.

                        (5) To prepare and distribute information relating to the Supplemental Plan.

                        (6) To request from Participating Employers and Participants such information as shall be necessary for proper administration of the Plan.

              (b) The decision of the Administrative Committee upon any matter within its authority shall be final and binding on all parties, including BankAmerica Corporation, the Participating Employers and Participants and their beneficiaries.

         6.4  Reliance Upon Information.  In making decisions under the
              -------------------------
Supplemental Plan, the Administrative Committee shall be entitled to rely upon information furnished by a Participant, beneficiary or Participating Employer.

         6.5  Action by Administrative Committee.  The Administrative Committee
              ----------------------------------
may act either at a meeting or, in the absence of a meeting, by an instrument in writing signed by a majority of the Committee members. The Administrative Committee shall elect one of its members as chairperson and it shall appoint a secretary who shall keep a record of all meetings and forward all necessary communication to the Participating Employers. The Administrative Committee shall adopt such bylaws for the conduct of its business as it deems desirable. An Administrative Committee member who becomes aware of any action or failure to act by the Administrative Committee may, within a reasonable time thereafter, deliver his or her dissent in writing, setting forth specific reasons for such dissent, to all other Committee members and to the committee of the BankAmerica Corporation Board of Directors designated to review Committee activities.

                                  ARTICLE VII
                                  -----------
                              CLAIMS FOR BENEFITS
                              -------------------


         7.1  Claims Procedure.
              ----------------

              (a) Claims Must be Filed.  An Employee, Participant, alternate
                  --------------------
payee, or the spouse, beneficiary or estate of a deceased Participant (the "claimant") who has a claim for benefits or concerning any other matter under the Plan must give written notice of such claim or other matter to the Service Center.

              (b) Review of Claim.  After the Service Center has reviewed the
                  ---------------
claim and obtained any other information it deems necessary to render a decision on the claim, the Service Center shall notify the claimant within 90 days after receipt of the claim of the acceptance or denial of the claim, unless special circumstances require an extension of time for processing the claim. Such an extension of time may not exceed 90 additional days and notice of the extension shall be provided to the claimant prior to the termination of the initial 90 day period indicating the special circumstances requiring the extension and the date by which a final decision on the claim is expected.

              (c) Denied Claims.  In the event any application for benefits is
                  -------------
denied, in whole or in part, the Service Center shall notify the claimant of such denial in writing and shall advise the claimant of the right to appeal the denial and to request a review thereof. Such notice shall be written in a manner calculated to be understood by the claimant and shall contain:

                  (1) Specific reason for such denial.

                   (2) Specific reference to the Plan provisions on which such denial is based.

                   (3) A description of any information or material necessary for the Employee to perfect the claim.

                   (4) An explanation of why such material is necessary.

                   (5) An explanation of the Plan's appeal and review procedure.

         7.2  Appeal and Review Procedure.
              ---------------------------

              (a) Appeal to Administrative Committee.  If the claimant's claim
                  ----------------------------------
for benefits is denied in whole or in part, the claimant, or the claimant's duly authorized representative, may appeal the denial by submitting to the Administrative Committee a written request for review of the application within 60 days after receiving written notice of such denial. The Administrative Committee shall give the applicant (upon request) an opportunity to review pertinent Plan documents (other than legally privileged documents) in preparing such request for review.

              (b) Contents of Appeal.  The request for review must be in
                  ------------------
writing and shall be addressed to the Secretary, BankAmerica Corporation Employee Benefits Administrative Committee at the address stated in the current summary plan description. The request for review shall set forth all of the grounds upon which it is based, all facts in support thereof and any other matters which the claimant deems pertinent. The Administrative Committee may require the claimant to submit (at the claimant's expense) such additional facts, documents or other material as the Administrative Committee deems necessary or advisable in making its review.

              (c) Review of Appeal.  The Administrative Committee shall act upon
                  ----------------
each request for review within 60 days after its receipt thereof unless special circumstances require further time for processing. In no event shall the decision on review be rendered more than 120 days after the Administrative Committee receives the request for review. Written notice of an extension of time beyond 60 days shall be furnished to the claimant prior to the commencement of the extension.

              (d) Denied Appeals.  In the event the Administrative Committee
                  --------------
confirms the denial of the claim for benefits in whole or in part, it shall give written notice of its decision to the claimant. Such notices shall be written in a manner calculated to be understood by the claimant and shall contain the specific reasons for the denial.

         7.3  Exhaustion of Remedies.  No legal action for benefits under the
              ----------------------
Plan shall be brought unless and until the following steps have occurred:

              (a) The claimant has submitted a written application for benefits in accordance with Section 7.1.

              (b) The claimant has been notified that the claim has been denied.

              (c) The claimant has filed a written request appealing the denial in accordance with Section 7.2.

              (d) The claimant has been notified in writing that the Administrative Committee has denied the claimant appeal or has failed to take any action on the appeal within the time prescribed by Section 7.2.

                                 ARTICLE VIII
                                 ------------
                              GENERAL PROVISIONS
                              ------------------


         8.1  Cost.  The Participating Employers shall pay the entire cost of
              ----
the Plan. The cost shall be allocated among the Participating Employers as determined by BankAmerica Corporation.

         8.2  Unfunded Bookkeeping Accounts.  The accounts established under the
              -----------------------------
Plan are unfunded bookkeeping accounts. The Participating Employers are not required to physically segregate any cash or securities or establish any separate funds to pay any benefits under the Plan.

         8.3  Prohibition on Alienation.  No benefit payable under this Plan
              -------------------------
shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, hypothecation, charge, attachment, garnishment, execution, or levy of any kind or any other process of law, voluntary or involuntary. Any attempt to dispose of any rights to benefits payable under the Plan shall be void. Notwithstanding the preceding sentence, the Participating Employers shall have the right to offset from a Participant's unpaid benefits under the Supplemental Plan any amounts due and owing from the Participant to the extent permitted by law.

         8.4  Not a Contract of Employment.  Participation in this Plan by an
              ----------------------------
Employee shall not give such Employee any right to be retained in the employ of any Participating Employer and the ability of each Participating Employer to dismiss or discharge an Employee is specifically reserved.

         8.5  Headings Not to Control.  Headings and titles within the Plan are
              -----------------------
for convenience only and are not to be read as part of the text of the Plan.

         8.6  Separability of Plan Provisions.  If any provisions of the
              -------------------------------
Supplemental Plan are for any reason declared invalid or not enforceable, such provisions will not affect the remaining terms and conditions, but the Supplemental Plans will be construed and enforced thereafter as if such provisions had not been inserted.

         8.7  Applicable Law.  The validity and effect of the Plan and the
              --------------
rights and obligations of all persons affected thereby, are to be construed and determined in accordance with applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of California.

         8.8  Entire Plan.  This document is a complete statement of the Plan
              -----------
and as of April 1, 1996 supersedes all representations, prior plans, promises and inducements, proposals, written or oral, relating to its subject matter. The Participating Employers shall not be bound by or liable to any person for any representation, promise or inducement made by any person which is not embodied in this document or in any authorized written amendment to the Plan.

         IN WITNESS WHEREOF, BankAmerica Corporation, has caused this instrument to be executed by its duly authorized officer, this 27th day of August, 1996
                                                    ------        ------
to be effective April 1, 1996.

                               BANKAMERICA CORPORATION

                               By   /s/ KATHLEEN J. BURKE
                                 -------------------------------
                                 Kathleen J. Burke
                                 Vice Chairman and
                                 Personnel Relations Officer


                                       29